SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549



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                             FORM 8-K

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                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event
                    reported): March 20, 1998


             The Interpublic Group of Companies, Inc.
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        (Exact Name of Registrant as Specified in Charter)


     Delaware                1-6686               13-1024020
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 (State or other          (Commission           (IRS Employer
 Jurisdiction of          File Number)          Identification
  incorporation)                                    Number)



         1271 Avenue of the Americas,
             New York, New York                   10020
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   (Address of Principal Executive Offices)     (Zip Code)


            Registrant's telephone number, including
                    area code: (212) 399-8000


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  (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On March 20, 1998, the Interpublic Group of Companies, Inc. ("Interpublic") sold 28,024 shares of its common stock, par value $.10 (the "Shares"), to a Netherlands Antilles corporation as a portion, valued at Italian lira 2,815,018,598 out of a total purchase price of Italian lira 7,037,546,476 for 100% of the issued and outstanding shares of capital stock of Consouteur B.V., a Netherlands corporation, the sole asset of which is 71% of the corporate capital of Gio Rossi Associati S.r.l., an Italian limited liability company.

     No underwriter or placement agent was used in connection with the sale of the Shares.

     The transaction was effected in an "offshore transaction" and in accordance with the "offering resrictions" and "no directed selling efforts" requirements of Rule 903(c)(2) of Regulation S under the Securities Act of 1933.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE INTERPUBLIC GROUP OF
                                COMPANIES, INC.


Date:  April 3, 1998            /s/ Nicholas J. Camera
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                                By: NICHOLAS J. CAMERA
                                    Vice President, General
                                    Counsel and Secretary